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                                                                      EXHIBIT 24

                                  VIACOM INC.

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC. (the "Company") hereby constitutes and appoints Michael D. Fricklas and Mark C. Morril and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (1) a registration statement or statements on Form S-3, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto, and any and all post-effective amendments to registration statements or statements on Form S-3 previously filed with the Commission, and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statements or amendments thereto or supplements or amendments to such Prospectus, covering, in each case, the offering and issuance of up to $4 billion principal amount of
(i) debt securities of Viacom Inc. and (ii) preferred stock of Viacom Inc., and
(2) any registration statements, reports and applications relating to such securities to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I have hereunto signed my name this 21st day of July, 2000.

                      SIGNATURE                                            TITLE
                      ---------                                            -----
                /s/ GEORGE S. ABRAMS
     -------------------------------------------                          Director
                  George S. Abrams

               /s/ GEORGE H. CONRADES
     -------------------------------------------                          Director
                 George H. Conrades

               /s/ PHILIPPE P. DAUMAN
     -------------------------------------------                          Director
                 Philippe P. Dauman

                /s/ THOMAS E. DOOLEY
     -------------------------------------------                          Director
                  Thomas E. Dooley

               /s/ WILLIAM H. GRAY III
     -------------------------------------------                          Director
                 William H. Gray III

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
                      SIGNATURE                                            TITLE
                      ---------                                            -----
                   /s/ JAN LESCHLY
     -------------------------------------------                          Director
                     Jan Leschly

               /s/ DAVID T. MCLAUGHLIN
     -------------------------------------------                          Director
                 David T. McLaughlin

                   /s/ KEN MILLER
     -------------------------------------------                          Director
                     Ken Miller

                 /s/ LESLIE MOONVES
     -------------------------------------------                          Director
                   Leslie Moonves

                /s/ BRENT D. REDSTONE
     -------------------------------------------                          Director
                  Brent D. Redstone

                 /s/ SHARI REDSTONE
     -------------------------------------------                          Director
                   Shari Redstone

               /s/ FREDERIC V. SALERNO
     -------------------------------------------                          Director
                 Frederic V. Salerno

                /s/ WILLIAM SCHWARTZ
     -------------------------------------------                          Director
                  William Schwartz

                 /s/ IVAN SEIDENBERG
     -------------------------------------------                          Director
                   Ivan Seidenberg

                /s/ PATTY STONESIFER
     -------------------------------------------                          Director
                  Patty Stonesifer

                /s/ ROBERT D. WALTER
     -------------------------------------------                          Director
                  Robert D. Walter